                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant  [X]

Filed by a party other than the registrant  [  ]

Check the appropriate box:

[ ]      Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ALMOST FAMILY, INC.
                (Name of Registrant as Specified in Its Charter)

                               ALMOST FAMILY, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 149-6(i) (1) and B-11.

         (1)    Title of each class of securities to which transactions applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price of other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:

         (2)    Form, schedule or registration statement no.:

         (3)    Filing party:

         (4)    Date filed:

October 10, 2000





To Our Stockholders:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Almost Family, Inc. on Friday, November 3, 2000. The meeting will be held at the Marriott Louisville East, 1903 Embassy Square Boulevard, Louisville, Kentucky, at 10:30 a.m. local time.

Three matters will be voted on at this meeting. Please take the time to read carefully each of the proposals for stockholder action described in the accompanying proxy materials.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope. In the event you attend the meeting you may revoke your proxy and vote your shares in person.

Thank you for your continued support of our Company.

Sincerely,



/s/ William B. Yarmuth
----------------------------------------------
William B. Yarmuth
Chairman of the Board,

President & CEO

                               ALMOST FAMILY, INC.
                        100 Mallard Creek Road, Suite 400
                           Louisville, Kentucky 40207

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 3, 2000

To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Almost Family, Inc. (the "Company"), will be held at the Mariott Louisville East, 1903 Embassy Square Boulavard, Louisville, Kentucky 40299, on Friday, November 3, 2000, at 10:30 a.m. local time for the following purposes:

(1) To elect a Board of eight directors to serve until the next annual meeting of stockholders;

(2) To approve the Company's 2000 Stock Option Plan;

(3) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending March 31, 2001; and

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on September 20, 2000, are entitled to receive notice of and to vote at the meeting.


                                    By Order of the Board of Directors


                                    /s/ C. Steven Guenthner
                                    --------------------------------------------
                                    C. Steven Guenthner
                                    Secretary

Louisville, Kentucky
October 10, 2000

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               ALMOST FAMILY, INC.
                        100 Mallard Creek Road, Suite 400
                           Louisville, Kentucky 40207

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 3, 2000

                               GENERAL INFORMATION

This Proxy Statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Almost Family, Inc., a Delaware corporation (the "Company"), to be voted on at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held at the Louisville Marriott East, 1903 Embassy Square Boulevard, Louisville, Kentucky 40299, on Friday, November 3, 2000, at 10:30 a.m. local time for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about October 10, 2000.

A stockholder signing and returning a proxy has the power to revoke it at any time before the shares subject to it are voted by (i) notifying the Secretary of the Company in writing of such revocation, (ii) filing a duly executed proxy bearing a later date or (iii) attending the Annual Meeting and voting in person. If the proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the proxy will be voted FOR the nominees for director named in the Proxy Statement, FOR approval of the 2000 Stock Option Plan, FOR the ratification of the appointment of the independent auditor as described therein and in the discretion of proxy holders on such other business as may properly come before the Annual Meeting.

The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation. Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of the Company's common stock, par value $.10 per share (the "Common Stock"), and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

                        RECORD DATE AND VOTING SECURITIES

The Board has fixed the record date (the "Record Date") for the Annual Meeting as the close of business on September 20, 2000. At the Record Date, there were outstanding 3,151,163 shares of Common Stock (each of which is entitled to one vote per share on all matters to be considered at the Annual Meeting). A majority of the total number of shares of outstanding Common Stock present in person or by proxy is required to constitute a quorum to transact business at the

Annual Meeting. Shares of common stock represented by properly executed proxies received before the close of voting at the annual meeting will be voted as directed by the stockholders, unless revoked as described below. Under Delaware law, proxies marked as abstentions are not counted as votes cast. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast. If no instructions are given, shares represented by executed but unmarked proxies will be voted FOR election of the individuals nominated as directors and FOR approval of the proposals being submitted to the Company's stockholders at the annual meeting. If any other matter is brought before the annual meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the board of directors.

         A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the annual meeting. A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company's main office address at any time before the annual meeting. Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the annual meeting before the close of voting, or by attending the annual meeting and voting in person. The presence of a stockholder at the annual meeting will not automatically revoke the stockholder's proxy.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth as of March 31, 2000, certain information with respect to the beneficial ownership of the Company's Common Stock of (i) each executive officer of the Company named in the Summary Compensation Table set forth herein under "Executive Compensation," (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.

                                             SHARES OF COMMON STOCK
                                            BENEFICIALLY OWNED(1)(2)
                                          ----------------------------
                                          AMOUNT AND
                                           NATURE OF
                                          BENEFICIAL          PERCENT
DIRECTORS AND EXECUTIVE OFFICERS           OWNERSHIP          OF CLASS
--------------------------------           ---------          --------
William B. Yarmuth                          397,883(3)          12.04%
  100 Mallard Creek Road, Suite 400
  Louisville, KY  40207

Mary A. Yarmuth                             397,883(4)          12.04%

C. Steven Guenthner                          55,341(5)           1.74

Steven B. Bing                               12,340(6)              *

Patrick B. McGinnis                          21,129(7)              *

Donald G. McClinton                          27,049(8)              *

Tyree G. Wilburn                             21,000(9)              *

Jonathan D. Goldberg                         18,957(10)             *

Wayne T. Smith                              112,873(11)          3.57%

W. Earl Reed, III                            40,000              1.27%

Patrick T. Lyles                             23,546(12)             *

Directors and Executive Officers as a
Group (11 persons)                          730,118(13)         21.25%


OTHER FIVE PERCENT BENEFICIAL OWNERS
------------------------------------

HEALTHSOUTH Rehabilitation                1,015,101(14)         31.21%
   Corporation
Two Perimeter Park South
Birmingham, AL 35243

Heartland Advisors, Inc.                    308,900              9.80%
790 North Milwaukee Street
Milwaukee, WI 53202

Yarmuth Family Limited Partnership          157,723(15)           5.01%
100 Mallard Creek Road, Suite 400
Louisville, KY 40207

----------

*  Represents less than 1% of class.

(1) Based upon information furnished to the Company by the named persons, and information contained in filings with the Securities and Exchange Commission (the "Commission"). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named person has the sole voting and investment power with respect to the number of shares of Common Stock set forth opposite such person's name. Options exercisable within 60 days of March 31, 2000 have been included.

(2) Assumes inclusion of the shares of Common Stock issuable upon exercise of outstanding redeemable warrants; assumes conversion of Series A Convertible Preferred Stock into Common Stock.

(3) Includes 8,886 shares as to which Mr. Yarmuth shares voting and investment power pursuant to a family trust and an option for 125,000 shares vested and exercisable, and 29,500 exercisable options owned by Mrs. Yarmuth in addition to 32,427 shares owned directly by Mrs. Yarmuth.

(4) Includes the same ownership components as stated for Mr. Yarmuth.

(5) Includes 27,500 shares subject to currently exercisable options.

(6) Includes 12,000 shares subject to currently exercisable options.

(7) Includes 11,500 shares subject to currently exercisable options and 3,629 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(8) Includes 11,500 shares subject to currently exercisable options and 5,549 phantom shares within the Non-Employee directors Deferred Compensation Plan.

(9) Includes 11,000 shares subject to currently exercisable options.

(10) Includes 10,000 shares subject to currently exercisable options and 4,957 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(11) Includes 10,000 shares subject to currently exercisable options and 4,748 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(12) Includes 17,500 shares subject to currently exercisable options.

(13) Includes currently exercisable options held by all directors and executive officers as a group to purchase 265,000 shares of Common Stock and 18,833 phantom shares held by Non-Employee Directors within the Non-Employee Directors Deferred Compensation Plan.

(14) Includes currently exercisable warrants for the purchase of 200,000 shares of Common Stock.

(15) Robert N. Yarmuth is the general partner and is the brother of William B. Yarmuth.

PREFERRED STOCK

The Company has no shares of Preferred Stock outstanding. Warrants to purchase 66,600 shares of Preferred Stock expired during the year.

                                     ITEM 1
                              ELECTION OF DIRECTORS

At the Annual Meeting, eight directors will be elected to serve until the next annual meeting of stockholders. To be elected, a nominee must receive a plurality of the votes cast in the election at the annual meeting. Proxies cannot be voted for a greater number of persons than are named. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees. Directors are elected by a plurality of the votes cast.

NOMINEES FOR ELECTION AS DIRECTORS

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board of Directors.

                                             POSITION             DIRECTOR
NAME                        AGE             OR OFFICE              SINCE
----                        ---             ---------              -----
William B. Yarmuth           48       Chairman of the Board         1991

Steven B. Bing               53              Director               1992

Donald G. McClinton          67              Director               1994

Patrick B. McGinnis          53              Director               1994

Tyree G. Wilburn             48              Director               1996

Jonathan D. Goldberg         49              Director               1997

Wayne T. Smith               54              Director               1997

W. Earl Reed, III            49                None                 N/A


William B. Yarmuth. Mr. Yarmuth has been a director of the Company since 1991, when the Company acquired National Health Industries ("National"), where Mr. Yarmuth was Chairman, President and Chief Executive Officer. After the acquisition, Mr. Yarmuth became the President and Chief Operating Officer of the Company. Mr. Yarmuth became Chairman and CEO in 1992. He was Chairman of the Board, President and Chief Executive Officer of National from 1981 to 1991.

Steven B. Bing. Mr. Bing was elected a director in January 1992. Mr. Bing is a vice president of Prosperitas Investment Partners, L.P., a Louisville, Kentucky based venture fund. From 1989 to March 1992, Mr. Bing was President of ICH Corporation, an insurance holding company.

From 1984 to 1989, he served as Senior Vice President of ICH Corporation. He is also a trustee of the University of Louisville and a director of various closely-held business entities.

Donald G. McClinton. Mr. McClinton was elected a director in October 1994. Mr. McClinton is President and part owner of Skylight Thoroughbred Training Center, Inc., a thoroughbred course training center. He is also a director of Mid-America Bancorp and Jewish Hospital Health Systems. From 1986 to 1994, Mr. McClinton was co-chairman of Interlock Industries, a privately held conglomerate in the metals and transportation industries.

Patrick B. McGinnis. Mr. McGinnis was elected a director in October 1994. Mr. McGinnis is the co-founder of Healthcare Recoveries, Inc. and serves as its Chairman and Chief Executive Officer. Healthcare Recoveries, Inc. is a provider of subrogation and other claims recovery services to the health care industry. From 1979 to 1988, Mr. McGinnis was Vice President-Finance and Planning for Humana Inc.

Tyree G. Wilburn. Mr. Wilburn was elected a director in January 1996. Mr. Wilburn is a private investor. From 1992 to 1996, Mr. Wilburn was Chief Development Officer of Community Health Systems, Inc., and most recently, Executive Vice President and Chief Financial and Development Officer. From 1974 to 1992, Mr. Wilburn was with Humana Inc. where he held senior and executive positions in mergers and acquisitions, finance, planning, hospital operations, audit and investor relations.

Jonathan D. Goldberg. Mr. Goldberg was elected a director in February 1997. Mr. Goldberg is the managing partner of the law firm of Goldberg and Simpson in Louisville, Kentucky and has served in that capacity for the last five years.

Wayne T. Smith. Mr. Smith was elected a director in March 1997. Mr. Smith is President and Chief Executive Officer of Community Health Systems, Inc. Mr. Smith was President and Chief Operating Officer of Humana Inc. from 1993 to 1996 and served with Humana Inc. from 1973 to 1993 in various capacities, including numerous positions as vice president and divisional president.

W. Earl Reed, III. Mr. Reed is being nominated to serve his first term as a director. Mr. Reed has served as Chairman, President and Chief Executive Officer of Rehab Designs of America, a private venture-capital backed orthotics and prosthetics healthcare company, since March 1, 2000. Mr. Reed has been a partner with The Allegro Group, a healthcare financial advisory firm which advises public and private healthcare organizations, since September, 1998. From 1987 to 1998 Mr. Reed was Chief Financial Officer and member of the board of directors of Vencor, Inc.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met on six occasions during the previous fiscal year. Each incumbent director attended at least 75% of the aggregate of the meetings of the Board and its committees on which such director served during his period of service.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have an executive committee or a nominating committee; executive committee and nominating functions are performed by the entire Board.

The principal duties of the Audit Committee include reviewing the scope of the audit, the corporate accounting practices and policies with the independent auditors, reviewing with the independent auditors their final report, reviewing with independent auditors overall accounting and financial controls and consulting with the independent auditors.

The members of the Audit Committee are the six outside members of the Company's Board of Directors, Messrs. Bing, Goldberg, McClinton, McGinnis, Smith and Wilburn. The Audit Committee met once during the 2000 fiscal year.

The principal duties of the Compensation Committee are to review the compensation of directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters. The Compensation Committee also administers the Company's employee stock option plans. The members of the Compensation Committee are Messrs. Bing, Goldberg, McClinton, McGinnis, Smith and Wilburn. The Compensation Committee met once during the 2000 fiscal year.

COMPENSATION OF DIRECTORS

Directors who are not also employees of the Company are entitled to compensation at a rate of $1,250 for each Board of Directors meeting attended and $250 for each committee meeting attended that is scheduled independently. In addition, non-employee directors are eligible to receive stock options under the Almost Family, Inc. 1993 Stock Option Plan for Non-Employee Directors (the "Directors' Plan") adopted by the Board on February 17, 1993, and subsequently approved by stockholders. Pursuant to the terms of the Directors' Plan, Mr. Wilburn was granted options to purchase 2,000 shares of the Company's Common Stock at $2.625 per share, Mr. Goldberg was granted options to purchase 2,000 shares of the Company's Common Stock at $2.875 per share and Mr. Smith was granted options to purchase 2,000 shares of the Company's Common Stock at $3.00 per share. The Directors' options vest 25% the day following six months after the date of grant, and 25% on each of the first, second, and third anniversary dates of the grant. During 1999 the terms of the Director's options relative to a total of 68,000 shares were amended to decrease the exercise price to $2.63 (the market value at the date of amendment). No other terms of the options were changed.

WILLIAM YARMUTH EMPLOYMENT AGREEMENT

The Company has a year-to-year employment agreement with William B. Yarmuth, its Chairman of the Board, President and Chief Executive Officer. Under the terms of the agreement, Mr. Yarmuth earns an annual base salary of $190,000 and is eligible for a performance based cash incentive of 35% of annual base salary. The agreement includes a covenant not to compete for a period of two years and potential termination payments to Mr. Yarmuth of two times his annual salary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership and to provide the Company with copies of all such filed forms. Based solely on its review of such copies or written representations from reporting persons, the Company believes that all reports were filed on a timely basis during fiscal 2000.

RECOMMENDATION

Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast at the Annual Meeting by holders of Common Stock voting for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE EIGHT NOMINEES FOR DIRECTOR OF THE COMPANY.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers who earned $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                  SECURITIES
                                                     ANNUAL COMPENSATION          UNDERLYING
                                                                                   OPTIONS
NAME AND PRINCIPAL POSITION               YEAR      SALARY          BONUS      (NO. OF SHARES)
---------------------------               ----      ------          -----      ---------------
William B. Yarmuth                        2000     $190,000        $50,000(2)           0
Chairman of the Board,                    1999     $190,000              0        100,000
President and Chief Executive Officer     1998     $190,000        $75,596         17,000(3)

Mary A. Yarmuth                           2000     $132,121              0              0
Senior Vice President                     1999     $130,050              0         20,000
Operations                                1998     $129,854        $36,904         15,000(3)

C. Steven Guenthner                       2000     $132,121        $25,000(2)           0
Senior Vice President                     1999     $130,050              0         20,000
Secretary/Treasurer and                   1998     $129,854        $36,904         15,000(3)
Chief Financial Officer

Patrick T. Lyles                          2000     $121,911        $25,000(2)           0
Senior Vice President                     1999     $120,000              0         15,000
Planning and Development                  1998     $ 43,386(1)     $12,330         20,000

--------

(1) Mr. Lyles was employed by the Company on October 6, 1997.
(2) Bonuses for these individuals were awarded by the Board for the successful sale of the product operations in November 1999.
(3) Stock Options for these individuals were granted to replace stock options cancelled in connection with the repricing of the Company's stock options on December 14, 1998.

                          OPTION GRANTS IN FISCAL 2000

No stock options were granted to Mr. Yarmuth or the other most highly compensated executive officers during the fiscal year ending March 31, 2000.

           OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END VALUES

Mary A. Yarmuth exercised stock options during the 2000 fiscal year as set forth below. In addition, set forth below is information with respect to the number and value of unexercised stock options held by the named executive officers at the end of the 2000 fiscal year.



                                                  Number of
                                                  Securities
                                                  Underlying         Value of Unexercised
                                              Unexercised Options       In-The-Money At
                        Shares                At Fiscal Year-End       Fiscal Year-End
                     Acquired on    Value        Exercisable/            Exercisable/
       Name            Exercise   Realized      Unexercisable          Unexercisable(1)
       ----            --------   --------      -------------          ----------------
William B. Yarmuth           0         0     125,000     125,000     $45,313     $45,313

Mary A. Yarmuth         19,500     6,459      29,500      29,500     $ 9,906     $ 9,906

C. Steven Guenthner          0         0      27,500      27,500     $ 9,531     $ 9,531

Patrick T. Lyles             0         0      17,500      17,500     $ 6,563     $ 6,563

         (1) These amounts represent the market value less the exercise price. The market value of the Common Stock was $2.81 based on the closing bid price per share at March 31, 2000, on the NASDAQ National Market System.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

The Compensation Committee of the Board of Directors is comprised of Messrs. Bing, Goldberg, McClinton, McGinnis, Smith and Wilburn, each a non-employee director of the Company. The Compensation Committee is responsible for advising the Board of Directors on matters relating to the compensation of the Company's executive officers and administering the Company's stock option plans. Set forth below is a report submitted by the Compensation Committee describing its compensation policies and the committee's decisions relating to compensation of executive officers during the 2000 fiscal year.

The Compensation Committee's policies concerning the compensation of the Company's executive officers are summarized as follows:

- Compensation awarded by the Company should be effective in attracting, motivating and retaining key executives;

- Executive officers of the Company should be compensated at a level which is comparable to other executives with similar skills and qualifications; and

- The Company's compensation programs should give executive officers a financial interest in the Company similar to the interests of the Company's stockholders.

The Company's executive officers are compensated through a combination of salary, annual bonuses (when appropriate) and grants of stock options under the Company's option plans. The annual salaries of the Company's executives are reviewed from time to time by the Compensation Committee. The Compensation Committee recommends to the Board of Directors that adjustments be made where necessary in order for the annual salaries of the Company's executives to be competitive with the salaries in the health care field. To establish such executive salaries, the Compensation Committee compares the Company's salaries with those of other home health care companies and public companies with similar market capitalizations as selected by the Compensation Committee. Officers of the Company are eligible for performance based cash incentives based on the Company's achievement of annual goals and objectives established by the Compensation Committee. For fiscal 2000 the goals and objectives included meeting earnings targets and accomplishing development and expansion objectives. Based on these goals and objectives, Mr. Yarmuth, the Chief Executive Officer, received a bonus of $50,000 and the other executive officers named in the Summary Compensation Table received and bonuses in the aggregate amount of $50,000.

The Compensation Committee periodically grants stock options under the Company's option plans in order to provide executive officers and other employees with an additional incentive to strive for the success of the Company's business so as to increase the price of the Company's Common Stock. The Compensation Committee believes that stock options are a valuable tool in encouraging executive officers to align their interests with the interests of the stockholders and to manage the Company for the long term. There were no stock options granted to executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

William B. Yarmuth, the Chairman, President and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation plans available to the Company's other executive officers. Mr. Yarmuth's salary of $190,000 for the 2000 fiscal year was determined pursuant to his employment agreement. Mr. Yarmuth received a bonus of $50,000. See discussion regarding incentive compensation under "Compensation Policies" above.

OBRA DEDUCTIBILITY LIMITATION

Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), subject to certain exceptions and transition provisions, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly held corporation, is limited to $1 million per year, per executive officer. The Company has determined not to take any actions at this time with respect to its compensation plans that might be necessary to exempt compensation under such plans from the OBRA deductibility limitation.

THE COMPENSATION COMMITTEE:

Steven B. Bing
Jonathan D. Goldberg
Donald G. McClinton
Patrick B. McGinnis
Wayne T. Smith
Tyree G. Wilburn

              COMPARISON OF FIVE-YEAR CUMULATIVE STOCKHOLDER RETURN

The graph that follows compares the cumulative return experienced by holders of the Company's Common Stock during the last five fiscal years to the returns of the CRP Index for NASDAQ stock market (U.S. Companies) and the returns of a peer group index comprised of other publicly-traded companies within the home healthcare industry. The graph assumes the investment of $100 on March 31, 1995 in the Company's Common Stock and each of the indices, and the reinvestment of all dividends paid during the period of the securities comprising the indices.

                                                   Fiscal Year-Ended March 31,
                                ---------------------------------------------------------------------
(Fiscal Year End. March 31)       1995         1996        1997        1998        1999        2000
                                --------     --------    --------    --------    --------    --------
Almost Family, Inc.             $ 100.00       113.46       86.54      119.23       30.77    $  43.28
NASDAQ Stock Market               100.00       135.79      150.94      228.86      309.21      575.38
(US Companies)

Self-Determined Peer Group        100.00        94.67       63.10       41.62       11.99       24.27

------------------------------------------------------------------------------
In addition to the Company, the peer group includes the following home health care companies Hospital Staffing Services, Inc.; In Home Health, Inc.; and U.S. HomeCare Corporation. The Peer Group Index for the 1998 fiscal year includes Hospital Staffing Services, Inc. through March 12, 1998, the last day on which its shares were traded on the New York Stock Exchange.

                                     ITEM 2
                     APPROVAL OF THE 2000 STOCK OPTION PLAN

           [SUBJECT TO REVISION PURSUANT TO TERMS OF PLAN AS APPROVED]

     On September 29, 2000 our board of directors approved the 2000 stock option plan and reserved an aggregate of 500,000 shares of our Common Stock for issuance under the plan. We are presenting the 2000 stock option plan to the shareholders for their approval at the annual meeting. The last stock option plan implemented by the Company was in 1991. As of September 29, 2000, our 1991 stock option plan had available for issuance only 150,000 options out of the 500,000 options authorized under this plan. However, that plan expires in February 2001, after which no options could be granted.

     The primary purpose of the 2000 stock option plan is to increase the number of shares of our Common Stock available for issuance under our stock option plan to ensure that we can continue to grant stock options to employees at levels determined appropriate by our board of directors and our compensation committee. Our board of directors believes that the number of options currently available for future option grants under our 1991 stock option plan is insufficient.

     The full text of the 2000 stock option plan, as adopted by the board of directors, is set forth in Attachment A to this proxy statement. Our summary of the 2000 stock option plan is subject to, and qualified in its entirety by, the copy of the plan attached to this proxy statement.

PURPOSE

     The general purpose of the 2000 stock option plan, as with our 1991 stock option plan, is to assist us in the recruitment, retention and motivation of employees who are in a position to make contributions to our progress. The 2000 stock option plan offers a significant incentive to our employees by enabling these individuals to acquire shares of our Common Stock, which increases their proprietary interest in the growth and success of our company.

ADMINISTRATION

     The 2000 stock option plan is administered by the compensation committee of our board of directors. This committee is composed of six "non-employee directors," as this term is defined in Rule 16b-3, which is a board member who:

     -    is not currently an officer or employee of our company;

     - does not receive compensation, either directly or indirectly, from us for services rendered as a consultant or in any other non-director capacity except for an amount that does not exceed $60,000;

     - does not possess an interest in any other related party transactions exceeding $60,000; and

     - is not engaged in a business relationship for which disclosure would be required in accordance with Item 404(b) of Regulation S-K.

Subject to the limitations set forth in the 2000 stock option plan, the compensation committee has broad authority to determine:

     - the recipients of options grants (including initial grants to incoming directors);

     -    the option exercise term; and

     - the rate at which the options may be exercised (including acceleration of vesting).

ELIGIBILITY AND SHARES SUBJECT TO THE 2000 STOCK OPTION PLAN

     The principal terms and conditions of the 2000 stock option plan are summarized below:

     - 500,000 shares of our Common Stock have been reserved for issuance upon exercise of options.

     - This plan provides for the grant of both incentive stock options and non-qualified or nonstatutory stock options. Incentive stock options may be granted only to our employees, including directors who are also employees. Non-qualified stock options may be granted to our employees, including directors who are also employees, directors and independent contractors.

     - If any options granted expire, are canceled or otherwise terminate for any reason, without having been exercised in full, then the shares allocable to the unexercised portion of these options again become available for issuance under the plan.

     -    The maximum term of each option granted is 10 years.

     - Unless the compensation committee approves different terms for an option grant, stock options must be exercised before the earlier of the expiration date of the option or within 90 days after termination of the optionee's employment, except that the period is extended on specified events, including death and termination due to disability.

     - The exercise price of shares of our Common Stock subject to options under the 2000 stock option plan must not be less than the fair market value of our Common Stock on the date of grant. With respect to an employee who owns more than ten percent of the total combined voting power of all classes of our capital stock, the exercise price of any option granted must not be less than 110% of the fair market value of our Common Stock on the date of grant for the option to qualify as an incentive stock option.

     - During an optionee's lifetime, the options will be exercisable only by the optionee and are generally not transferable. In the event of death, the optionee's options will not be transferable other than by will or by the laws of descent and distribution.

     In addition to cash payments, the 2000 stock option plan authorizes the compensation committee to permit an optionee to pay the exercise price of an option by delivery of shares of our Common Stock held by the optionee for at least six months.

Based upon the closing price of $4.18 for our Common Stock on The Nasdaq Small Cap Market on September 29, 2000, the maximum aggregate value of the underlying securities to be issued under the 2000 stock option plan is $2,100,000. The actual value of the securities to be issued will be determined by the fair market value of the underlying securities on the date(s) the securities are issued.

DURATION, AMENDMENT AND TERMINATION

     Our board of directors may amend, suspend or terminate the 2000 stock option plan at any time, except that any amendment, suspension or termination will not affect any previous option grants. Our shareholders must approve, however, any amendment of the 2000 stock option plan that:

     -    increases the number of shares available for issuance;

     - materially changes the class of persons who are eligible for the grant of incentive stock options; or

     - if required by the rules under the Securities Exchange Act of 1934, would materially increase the benefits accruing to participants under the 2000 stock option plan or would materially modify the eligibility requirements for participation in the 2000 stock option plan.

We do not need to receive shareholder approval for any other amendment of the 2000 stock option plan. Unless terminated by our board of directors, the 2000 stock option plan will terminate on September 29, 2010, and we may not grant options or sell stock under the 2000 stock option plan following the termination date.

EFFECT OF CORPORATE EVENTS

     Immediately prior to the occurrence of any of the following transactions, the exercisability or vesting of the options issued under the 2000 stock option plan will accelerate automatically:

     -    a merger or acquisition where we are not the surviving entity;

     - a sale, transfer or other disposition of all or substantially all of our assets; or

     - any reorganization or business combination where 50% or more of our outstanding voting stock is transferred to different holders.

However, the exercisability or vesting of an outstanding option under the 2000 stock option plan will not accelerate if:

     - its acceleration is subject to other applicable limitations imposed by the compensation committee at the time of the grant; or

     - in connection with the transaction triggering the acceleration, the option either is assumed by the successor corporation or its parent company or is replaced with a comparable option to purchase shares of the capital stock of the successor corporation or its parent company. Our compensation committee will make this final, binding and conclusive determination.

     The exercisability of incentive stock options, if accelerated, will still remain subject to a maximum dollar limitation of $100,000 imposed on the exercise of stock options under the 2000 stock option plan. Except as otherwise provided in the 2000 stock option plan, all outstanding stock options will, if not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding upon the occurrence of an acceleration event described in the preceding paragraph.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 2000 stock option plan are intended to be eligible for the federal income tax treatment accorded to "incentive stock options." There are generally no federal income tax consequences to the optionee or us by reason of the grant or exercise of an incentive stock option other than a disqualifying disposition as described below. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through the exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, then any gain or loss on a disposition of the stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, at the time of disposition, then the optionee will realize taxable ordinary income equal to the lesser of:

     - the excess of the stock's fair market value on the date of exercise over the exercise price; or

     -    the optionee's actual gain, if any, on the purchase and sale.

     The optionee's additional gain, or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Non-Qualified Stock Options. There generally are no tax consequences to the optionee or us by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income equal to the difference between the stock's fair market value on the date of exercise and the option exercise price. With respect to employees, we are required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for this stock plus any amount recognized as ordinary income upon exercise of the option. This gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to repurchase options or who are subject to
Section 16(b) of the Securities Exchange Act of 1934.

     Potential Limitation on Company Deductions. We may be denied a deduction if we compensate a covered employee by more than $1,000,000 in a taxable year under
Section 162(m) of the Internal Revenue Code. This deduction limitation, however, does not apply to compensation that qualifies as "performance-based compensation." Compensation attributable to stock options will qualify as performance-based compensation if:

     - the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period;

     -    the per-employee limitation is approved by the shareholders;

     - the option is granted by a compensation committee comprised solely of "outside directors;" and

     - the exercise price of the option is no less than the fair market value of the stock on the date of grant.

In addition, compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and is granted or is exercisable only upon the achievement of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the shareholders.

     The 2000 stock option plan provides for, but does not require, the administration of the plan in a manner that satisfies the above conditions. Accordingly, we may not be able to claim a tax deduction for exercises of non-qualified stock options or disqualifying dispositions of incentive stock options by any of our top five (5) highest paid executives to the extent that the income from these exercises or dispositions, combined with their other taxable compensation for the year, exceeds $1 million. Our board of directors will evaluate whether compliance will materially benefit our company.

         The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 2000 stock option plan. Tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2000 stock option plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or instead of United States federal income taxes.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

                                     ITEM 3
                       RATIFICATION OF INDEPENDENT AUDITOR

The Board of Directors has appointed Arthur Andersen LLP as its independent auditor for the fiscal year ending March 31, 2001. Representatives of Arthur Andersen are expected to be present at the Annual Meeting where they will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                              STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at the next annual meeting of stockholders must be received by the Company by, June 12, 2001, in order to be considered for inclusion in the Company's proxy materials for such meeting, and will be considered untimely if not received by the Company by August 25, 2001.

                                    FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 accompanies this Proxy Statement. Stockholders may obtain copies of exhibits at $0.25 per page to cover the Company's costs in furnishing such copies by sending a written request to C. Steven Guenthner, Almost Family, Inc., 100 Mallard Creek Road, Suite 400, Louisville, Kentucky 40207.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.


By Order of the Board of Directors



/s/ C. Steven Guenthner
------------------------------------------
C. Steven Guenthner
Secretary
Louisville, Kentucky
October 6, 2000

                                                                    ATTACHMENT A


                               ALMOST FAMILY, INC.
                                      2000
                                STOCK OPTION PLAN

         Almost Family, Inc. (the "Company") hereby establishes a stock option plan (the "Plan") for the benefit of its employees, as set forth below.

                              SECTION 1 -- PURPOSE

         The Company adopts this compensation program for certain key employees to, among other things, (a) increase the profitability and growth of the Company; (b) provide competitive employee compensation while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the Company's success.

                            SECTION 2 -- DEFINITIONS

         For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

         2.1 "BOARD" shall mean the Board of Directors of the Company.

         2.2 "CHANGE OF CONTROL" of the Company shall mean (i) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (ii) the acquisition, directly or indirectly, of the power to vote more than 25% of the outstanding Stock, by any person or by two or more persons acting together, except an acquisition from the Company or an acquisition by the Company, the Company's management, or by a Company sponsored employee benefit plan, or (iii) the business of the Company is disposed of pursuant to a partial or complete liquidation, sale of assets, or otherwise. For purposes of this Section 2.2, the term "person" means a natural person, corporation, limited liability company, partnership, joint venture, trust, government or instrumentality of the government, and customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of the Stock or any other class of common stock of the Company shall be disregarded.

         2.3 "CHAIRMAN" shall mean the Chairman of the Committee.

         2.4 "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

         2.5 "COMPENSATION COMMITTEE OF THE BOARD" shall mean the Compensation Committee appointed by the Board from time to time pursuant to Section 4.1, which shall administer the Plan.

         2.6 "DISABILITY" shall mean a permanent disability within the meaning of Section 22(e) of the Code.

         2.7 "EMPLOYEE" shall mean an employee of the Company or any of its Subsidiaries who has been designated by the Committee, under the criteria in
Section 5, as eligible to participate in the Plan.

         2.8 "FAIR MARKET VALUE" shall mean, as of any date, the fair market value of Stock determined as follows:

             (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

             (ii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be the price which the Committee, acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.9 "INCENTIVE STOCK OPTION" shall mean an option to purchase Stock granted under Section 6 of the Plan which is designated by the Committee as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         2.10 "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934 (the "Exchange Act").

         2.11 "NONQUALIFIED STOCK OPTION" shall mean an option to purchase Stock granted under Section 6 of the Plan which is not intended to be an Incentive Stock Option.

         2.12 "OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

         2.13 "OPTION PERIOD" shall mean the period from the date of the grant of an Option to the date when the period for exercise of an Option expires as stated in the terms of the Stock Option Agreement.

         2.14 "OPTIONEE" shall mean an Employee who has been granted an Option to purchase shares of Stock under the provisions of the Plan.

         2.15 "PLAN" shall mean this Almost Family, Inc. 2000 Stock Option Plan.

         2.16 "REPORTING PERSON" means an Officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

         2.17 "RETIREMENT" shall mean Termination of Employment with the Company or any of its Subsidiaries after attaining age 65 (or earlier with the Company's or the Subsidiary's consent).

         2.18 "STOCK" shall mean the Company's voting common stock of $0.10 par value per share.

         2.19 "STOCK OPTION AGREEMENT" shall mean an agreement between an Optionee and the Company covering the specific terms and conditions of an Option.

         2.20 "SUBSIDIARY" OR "SUBSIDIARIES" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

         2.21 "TERMINATION OF EMPLOYMENT" shall be deemed to have occurred at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company or any of its Subsidiaries. The Committee shall determine whether an authorized leave of absence, or other absence on military or government service, constitutes severance of the employment relationship between the Company or a Subsidiary and the Employee.

                     SECTION 3 -- STOCK SUBJECT TO THE PLAN

         3.1 Authorized Stock. Subject to adjustment as provided in this Section, the aggregate number of shares of Stock subject to an Option under the Plan shall 500,000 shares of Stock. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or shares acquired from shareholders upon such terms as the Board deems appropriate for reserve in connection with exercises hereunder.

         3.2 Effect of Expirations. If any Option granted under the Plan expires or terminates without exercise, the Stock no longer subject to such Option shall be available to be re-awarded under the Plan.

         3.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration", an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares which may be delivered under the Plan, and in the number and kind of or price of shares subject to outstanding Options; provided that the number of shares subject to any Option shall always be a whole number. If any adjustment under this Section would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h) of the Code. If the Company shall at any time merge, consolidate with or into another corporation or association, or enter into a statutory share exchange or any other similar transaction in which shares of Stock are converted as a matter of law into securities and/or other property, except as provided in Section 9.8, each Optionee will thereafter receive, upon the exercise of an Option, the securities or property to which a holder of the number of shares of Stock then deliverable upon the exercise of such Option would have been entitled if such Option had been exercised immediately prior to such merger, consolidation, or share exchange and the Company shall take such steps in connection with such merger, consolidation or share exchange as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property thereafter deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

                           SECTION 4 -- ADMINISTRATION

         4.1 Committee Governance. This Plan shall be administered by the Committee which shall consist of three or more Independent Directors appointed by the Board, and in a manner that shall permit Options to qualify for the exemption set forth in Rule 16b-3 under the Exchange Act and as performance-based compensation under Section 162(m) of the Code. The number of members of the Committee shall be determined by the Board. The Board shall add or remove members from the Committee as it sees fit, and vacancies shall be filled by the Board. The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

         4.2 Committee to Interpret Plan. Subject to the express terms and conditions of the Plan, the Committee shall have sole power (i) to construe and interpret the Plan; (ii) to establish, amend or waive rules for its administration; (iii) to determine and accelerate the exercisability of any Option; (iv) to correct inconsistencies in the Plan or in any Stock Option Agreement, or any other instrument relating to an Option; and (v) subject to the provisions of Section 8, to amend the terms and conditions of any outstanding Option, to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Board or the Committee may, without the consent of the person or persons entitled to exercise any outstanding Option, adversely affect the rights of such person or persons.

         4.3 Exculpation. No member of the Board or the Committee shall be liable for actions or determinations made in good faith with respect to the Plan, or for awards under it.

         4.4 Selection of Employee Optionees. The Committee shall have the authority to grant Options from time to time to such Employees as may be selected by it in its sole discretion.

         4.5 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan, including factual interpretations, shall be final, conclusive and binding on all persons, including the Company, its shareholders, Optionees and their estates and beneficiaries.

         4.6 Administration With Respect to Reporting Persons. With respect to Options granted to Reporting Persons and Named Executives, the Plan shall be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

         4.7 Stock Option Agreements. Each Option granted to an Employee under
Section 6 of the Plan shall be evidenced by a Stock Option Agreement which shall be signed by the Chief Executive Officer or Secretary of the Company, as authorized by the Committee and by the Optionee, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases. Any Stock Option Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of such Agreements as amended or supplemented, as well as the terms of the original Stock Option Agreement, are not inconsistent with the provisions of the Plan. An Employee who receives an Option under the Plan shall not, with respect to the Option, be deemed to have become an Optionee, or to have any rights with respect to the Option, unless and until the Employee has executed a Stock Option Agreement or other instrument evidencing the Option and shall have delivered an executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Option. The Committee may condition any Option grant upon the agreement by the Optionee to such confidentiality, non-competition and non-solicitation covenants as the Committee deems appropriate.

         4.8 Limitations on Options.

         (a) Subject to adjustment as provided in Section 3.3, the maximum number of shares of Stock that may be issued pursuant to Options under the Plan to any one Employee during any one fiscal year of the Company shall not exceed 200,000 shares (as adjusted under Section 3.3). Such limit shall not be adjusted to restore shares of Stock with respect to which the related Option is terminated, surrendered or cancelled.

         (b) No part an Option may be exercised to the extent the exercise would cause the Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and which is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any portion of an Option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies' compensation tax deduction, provided such exercise occurs before lapse of the Option, and otherwise complies with the terms and conditions of the Plan and Stock Option Agreement. Notwithstanding the forgoing, the Board may waive application of this
Section 4.8 to any Optionee in its discretion.

                            SECTION 5 -- ELIGIBILITY

         Employees of the Company and its Subsidiaries who are expected to contribute substantially to the growth and profitability of the Company and its Subsidiaries are eligible for selection by the Committee under Section 4.4 to receive Options.

                          SECTION 6 -- GRANT OF OPTIONS

         6.1 Grant. Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan. If an Option is designated as an Incentive Stock Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Stock Option, and governed by Section 83 of the Code. All Options granted under the Plan shall be evidenced by an Option Agreement in such form as the Committee may from time to time approve. All Options are subject to the terms and conditions of this
Section 6 and such additional terms and conditions contained in the Option Agreement, which need not be the same in each case (but not inconsistent with the provisions of the Plan) as the Committee finds desirable.

         6.2 Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the Option is granted. An Incentive Stock Option granted to any person who, at the time the Option is granted, owns or is deemed to own within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

         6.3 Option Period. The Option Period shall be determined by the Committee, and unless otherwise specifically provided in the Option Agreement, no Option shall be exercisable later than ten years from the date of grant. Notwithstanding the foregoing, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time an Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, such Incentive Stock Option shall not be exercisable later than five years from the date of grant. Options may expire prior to the end of the Option Period due to the Optionee's Termination of Employment as provided in Section 7, or in accordance with any provision of the Option Agreement. No Option may be exercised at any time unless such Option is valid and outstanding as provided in this Plan.

         6.4 Limitation on Amount of Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which a Optionee's Incentive Stock Options are exercisable for the first time during any calendar year (under this and all other stock option plans of the Company, any Subsidiary or any parent corporation) shall not exceed $100,000. Options or portions of Options exercisable as a result of acceleration under Section 9.8 in excess of the $100,000 limit described herein shall be treated as a Nonqualified Stock Option for tax purposes.

         6.5 Nontransferability of Options. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

                        SECTION 7 -- EXERCISE OF OPTIONS

         7.1 Exercise. An Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting an Option to an Employee or as otherwise provided in this Section 7.

         7.2 Method of Exercise. To exercise an Option, the Optionee or the other person(s) entitled to exercise the Option shall give written notice of exercise to the Committee, specifying the number of full shares to be purchased. Such notice shall be accompanied by payment in full in cash for the Stock being purchased plus, in the case of Nonqualified Stock Options, any required withholding tax as provided in Section 10. If permitted by the Committee, in its sole discretion, payment in full or in part may be made in the form of Stock owned by the Optionee for at least 6 months (based on the Fair Market Value of the Stock on the date the Option is exercised) evidenced by negotiable Stock certificates registered either in the sole name of the Optionee or the names of the Optionee and spouse, or by any combination of cash or shares. No shares of Stock shall be issued unless the Optionee has fully complied with the provisions of this Section 7.2.

         7.3 Termination of Employment. After an Employee's Termination of Employment, an Option may be exercised, subject to adjustment as provided in
Section 3.3 or 9.8, only with
respect to the number of shares of Stock which the Employee could have acquired by an exercise of the Option immediately before the Termination of Employment but in no event after the expiration date of the Option as specified in the applicable Stock Option Agreement. Except to the extent shorter or longer periods are provided in the Stock Option Agreement by the Committee, an Employee's right to exercise an Option upon Termination of Employment shall terminate:

                 (i) At the expiration of three months (Incentive Stock Options) or one year (Nonqualified Stock Options) after the Employee's Retirement; provided, however, if an Incentive Stock Option is not exercised after three months, it will remain exercisable until one year following the Employee's Retirement and be treated as a Nonqualified Stock Option for purposes of the Plan when it is exercised; or

                 (ii) At the expiration of one year in the event of Disability of the Employee; or

                 (iii) At the expiration of one year after the Employee's death if the Employee's Termination of Employment occurs by reason of death; any Option exercised under this subparagraph (iii) may be exercised in full by the legal representative of the estate of the Employee or by the person or persons who acquire the right to exercise such Option by bequest or inheritance; or

                 (iv) No later than three months after the Employee's Termination of Employment for any reason other than Retirement, Disability, death.

                     SECTION 8 -- AMENDMENTS AND TERMINATION

         8.1 Amendments and Termination. The Committee may terminate, suspend, amend or alter the Plan, but no action of the Committee may:

             (a) Impair or adversely affect the rights of an Optionee under an Option, without the Optionee's consent; or,

             (b) Without the approval of the shareholders:

                 (i) Increase the total amount of Stock which may be delivered under the Plan pursuant to Incentive Stock Options or the limit in Section 4.8 on grants to individual employees, except as is provided in Section 3 of the Plan;

                 (ii) Decrease the option price of any Incentive Stock Option to less than the option price on the date the Option was granted;

                 (iii)    Extend the maximum Option Period, or

                 (iv) Extend the period during which Incentive Stock Options may be granted, as specified in Section 12.

         8.2 Conditions on Options. In granting an Option, the Committee may establish any conditions that it determines are consistent with the purposes and provisions of the Plan, including, without limitation, a condition that the granting of an Option is subject to the surrender for cancellation of any or all outstanding Options held by the Optionee. Any new Option made under this section may contain such terms and conditions as the Committee may determine, including an exercise price that is lower than that of any surrendered Option.

         8.3 Selective Amendments. Any amendment or alteration of the Plan may be limited to, or may exclude from its effect, particular classes of Optionees.

                         SECTION 9 -- GENERAL PROVISIONS

         9.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to an Optionee, any rights that are greater than those of a general creditor of the Company.

         9.2 Transfers, Leaves of Absence and Other Changes in Employment Status. For purposes of the Plan (i) a transfer of an Employee from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another; or (ii) a leave of absence, duly authorized in writing by the Company or a Subsidiary, for military service or sickness, or for any other purpose approved by the Company or a Subsidiary if the period of such leave does not exceed 90 days; or (iii) any leave of absence in excess of 90 days approved by the Company, shall not be deemed a Termination of Employment. The Committee, in its sole discretion subject to the terms of the Stock Option Agreement, shall determine the disposition of all Options made under the Plan in all cases involving any substantial change in employment status other than as specified herein.

         9.3 Restrictions on Distribution of Stock. No shares shall be issued or transferred pursuant to an Option unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of applicable securities and other laws and the requirements of any stock exchange upon which the Company's shares may then be listed.

         9.4 Assignment Prohibited. Subject to the provisions of the Plan and the Stock Option Agreement, no Option shall be assigned, transferred, pledged or otherwise encumbered by the Optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the Optionee's lifetime, only by the Optionee. Options shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option contrary to the provisions of the Plan, or the levy of any process upon an Option, shall be null, void and without effect.

         9.5 Other Compensation Plans. Nothing contained in the Plan shall prevent the Company from adopting other compensation arrangements.

         9.6 Limitation of Authority. No person shall at any time have any right to receive an Option hereunder and no person shall have authority to enter into an agreement on behalf of the Company for the granting of an Option or to make any representation or warranty with respect thereto, except as granted by the Board or the Committee. Optionees shall have no rights in respect to any Option except as set forth in the Plan and the applicable Stock Option Agreement.

         9.7 No Right to Employment. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan or any Stock Option Agreement, or any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

         9.8 Change of Control. If granted by the Committee in the Stock Option Agreement, in the event of a Change of Control, Options granted under the Plan shall become exercisable in full whether or not otherwise exercisable at such time, and any such Option shall remain exercisable in full thereafter until it expires pursuant to its terms. In the event of a Change of Control, each outstanding Option may be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option, at the direction and discretion of the Committee:

             (i) may (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) be cancelled unilaterally by the Company in exchange for (a) a transfer to such Optionee of the number of whole shares of Stock, if any, equal in Fair Market Value to the then-difference between the exercise price of the Option and the Fair Market Value of the Stock issuable upon the Option's exercise, or
                    (b) a cash payment equal in to the then-difference between the exercise price of the Option and the Fair Market Value of the Stock issuable upon the Option's exercise.

             (ii) may be cancelled unilaterally by the Company if the exercise price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board.

         9.9 Option Period. No Option granted under the Plan shall be exercisable or payable more than 10 years from the date of grant.

         9.10 Not a Shareholder. The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a shareholder of the Company with respect to any shares subject to the Option until such person or persons shall have become the holder of record of such shares.

         9.11 Headings. The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

         9.12 Governing Law. The validity, interpretation, construction and administration of this Plan shall be governed by the laws of the Commonwealth of Kentucky.

                               SECTION 10 -- TAXES

         10.1 Tax Withholding. All Optionees shall make arrangements satisfactory to the Committee to pay to the Company, at the time of exercise in the case of a Nonqualified Stock Option, any federal, state or local taxes required to be withheld with respect to such shares. If such Optionee shall fail to make such tax payments as are required, the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

         10.2 Share Withholding. If permitted by the Committee, the tax withholding obligation may be satisfied by the Company retaining shares of Stock with a Fair Market Value (determined on the date the amount required to be withheld is determined (the "Tax Date")) equal to the minimum amount required to be withheld. Any Stock so withheld will not be counted against the number of shares available for issuance under Section 3.1 of the Plan. Any surrender by a Reporting Person of previously owned Stock to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3. All elections by an Optionee to have Stock withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

             (i) the election must be made on or prior to the applicable Tax
Date;

             (ii) once made, the election shall be irrevocable as to the Option or portion of an Option as to which the election is made; and

             (iii) all elections shall be subject to the consent or disapproval of the Committee.

                      SECTION 11 -- EFFECTIVE DATE OF PLAN

         The Plan shall be effective on the date (the "Effective Date") when the Board adopts the Plan, subject to approval of the Plan by a majority of the total votes eligible to be cast at a meeting of shareholders following adoption of the Plan by the Board, which vote shall be taken within 12 months of the Effective Date; provided, however, that Options may be granted before obtaining shareholder approval of the Plan, but any such Options shall be contingent upon such shareholder approval being obtained and may not be exercised before such approval.

                           SECTION 12 -- TERM OF PLAN

         Unless terminated earlier by the Committee, no Option shall be granted under the Plan more than ten years after the Effective Date as defined in
Section 11.


                                    * * * * *

                                REVOCABLE PROXY
                              ALMOST FAMILY, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of ALMOST FAMILY, INC., a Delaware corporation (the "Company"), hereby appoints WILLIAM B. YARMUTH and C. STEVEN GUENTHNER, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting on Friday, November 3, 2000, at 10:30 a.m. local time, and at any adjournment thereof.

         The undersigned hereby instructs said proxies or their substitutes:







1. ELECTION OF DIRECTORS:
   (except as marked to the contrary below):                            For All
                                               For        Withheld       Except
                                               [ ]           [ ]          [ ]


   William B. Yarmuth, Steven B. Bing, Donald G. McClinton, Patrick B. McGinnis, Tyree G. Wilburn, Jonathan D. Goldberg, Wayne T. Smith and W. Earl Reed,
   III.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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2. PROPOSAL TO APPROVE THE 2000 STOCK
   OPTION PLAN:                                For         Against      Abstain
                                               [ ]           [ ]          [ ]

2. PROPOSAL TO RATIFY THE APPOINTMENT
   OF ARTHUR ANDERSEN LLP as independent
   auditors for the Company.                   [ ]           [ ]          [ ]

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting.

         This proxy, when properly executed, will be voted in accordance with any directions given above. IF NO ELECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

         MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS.




Please be sure to sign and date this Proxy in the box below.

                                                               ----------------
                                                                  Date
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Stockholder sign above                         Co-holder (if any) sign above

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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                              ALMOST FAMILY, INC.
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Please sign exactly as name appears on label. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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